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                                                                   EXHIBIT 23.1




                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the inclusion of our report in this Form 8-K/A and the incorporation by reference of our report into the previously filed Registration Statements (Form S-3 No. 70853, Form S-8 Nos. 70303, 69507, 69513, 69515, and Form S-4 No. 70817) of Park
Place Entertainment Corporation.

                                     /s/ ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
March 12, 1999